EXHIBIT 99.1

Znergy Announces Appointment of General Counsel and Director

TAMPA, FL (iCrowdNewswire) January 6, 2017 -- Znergy, Inc. (OTCPK: ZNRG) (the “Company”) announces the appointment of Art Fillmore as General Counsel and Director.

Currently a partner with AEGIS Professional Services, Mr. Fillmore has had a distinguished career.  He has practiced for over 40 years in the areas of mergers and acquisitions, capital formation, financial transactions and securities law.  Mr. Fillmore has represented, on a national basis, many public and privately held companies in areas ranging from startup formation to going public to acquiring other companies or being acquired.  He has been recognized as Super Lawyers of Missouri and was named One of 50 Missourians You Should Know by Ingram’s Magazine in 2014.  He has also been named Best in Bar and one of 10 Legal Leaders of Kansas City.  He has also served as Chairman and CEO of a microprocessor miniaturization company in San Diego, California.  Prior to entering Law School, where he was the Managing Editor and Lead Article Editor of the Missouri Law Review, he served in the United States Army, where he achieved the rank of Captain.  He is a combat veteran of Vietnam, where he received numerous awards, including several Bronze Stars, and is a member of the United States Army Artillery School Hall of Fame.  Mr. Fillmore is a passionate veterans’ advocate, chairing several foundations which assist homeless and disabled veterans.

Mr. Fillmore commented “I look forward to being part of such a talented team and participating in the growth of a thriving industry.  Znergy has a tremendous game plan to capture significant market share in the LED industry.  They have put the right players in place to accomplish that goal.”

Znergy’s Chairman and Chief Executive Officer, C. J. Floyd, said “I’ve known and worked with Art for 13 years.  He has the critical legal and strategic planning skills to protect the company and help us execute our business plan and grow rapidly.  The company is very fortunate to have such an accomplished and experienced individual as Art on board.”

Mr. Fillmore is based in Kansas City, Missouri.

About Znergy, Inc.
Znergy, Inc. (OTC Pink: ZNRG) is provider of energy efficient lighting products, lighting controls and energy management solutions. Management is executing a growth strategy through developing large regional and national accounts, rolling out sales and installation teams across the United States, and through mergers and acquisitions, licensing and strategic partnerships with innovative technology companies.  Our solutions enable customers to reduce energy consumption, lower maintenance costs and realize environmental benefits.  Znergy is headquartered in Tampa, Florida. For more information, see our web sites at www.znergyworld.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact:
Znergy, Inc.
C. J. Floyd
(800) 931-5662
cj.floyd@znergyworld.com

Source: Znergy, Inc.